ACQUISITION OF S AND S BEVERAGE, INC.	3 Months Ended
Mar. 31, 2021
Asset Acquisition [Abstract]
ACQUISITION OF S AND S BEVERAGE, INC.

NOTE 19 – ACQUISITION OF S AND S BEVERAGE, INC.

On January 21, 2021, the Company entered into an Agreement and Plan of Merger with S and S Beverage, Inc. and its shareholders and acquired all of the capital stock of S and S Beverage Inc. (“S and S”). To consummate the Acquisition, a Certificate of Merger with the Wisconsin Department of Financial Institutions (the “Merger Certificate”) on February 1, 2021. On January 22, 2021, (i) Kona Gold, (ii) KGS Temporary Company, Inc. (Kona Gold Beverage, Inc. “Acquisition Subsidiary”), (iii) S and S, (iv) William J. Stineman and K&L Beverage, LLC, a Wisconsin limited liability company (as the indemnifying S and S shareholders), and (v) Mr. Stineman (as representative of the S and S Shareholders) entered into the Agreement and Plan of Merger (the “Merger Agreement”). S and S merged with and into our Acquisition Subsidiary; S and S was the surviving entity and became our wholly-owned subsidiary of Kona Gold Beverage, Inc.

Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, we acquired all of the shares of capital stock of S and S from the five holders thereof (the “S and S Legacy Shareholders”). In consideration thereof, we issued to them an aggregate of nine million restricted shares of Kona Gold Beverage, Inc.’s common stock (the “Acquisition Stock”) on a pro rata basis. Kona Gold Beverage, Inc. did not grant them any registration rights in respect of the shares of Acquisition Stock. We also agreed to pay an aggregate of $1,050,000 (the “Aggregate Acquisition Payments”), the majority of which is allocated to certain creditors of S and S (including one of the S and S Legacy Shareholders) and approximately $89,000 of which (the “Remaining Acquisition Payments”) is allocated to the S and S Legacy Shareholders on a pro rata basis. $400,000 of the Aggregate Acquisition Payments are scheduled to be paid in the next two weeks. The balance of the Aggregate Acquisition Payments, including the Remaining Acquisition Payments, are scheduled to be paid in monthly installments, in arrears on the tenth calendar day of each month, commencing on March 10, 2021, at a rate equivalent to $2.00 per case of Lemin Superior Lemonade, now named OOH LA Lemin (the product line of S and S), that we sell until the Aggregate Acquisition Payments have been paid in full. In addition to the Aggregate Acquisition Payments, we also assumed and agreed to pay certain other liabilities of S and S as set forth in the Merger Agreement.

The following is a balance sheet comparison of S and S Beverage as of January 21, 2021:

Balance Sheet	Book Value	Fair Value
Accounts receivable, net of allowance of $24,280	$9,437	$33,717
Inventory	240,797	249,648
Property, plant and equipment, net (Website Development)	12,201	12,201
Total Assets	$262,435	$295,566
Accounts payable and accrued liabilities	$55,553	$ 956.
Outstanding checks	23,058	—
Interest payable	11,915	—
Due to customers	19,667	—
Current note payable - related party	811,761	1,050,000.00
Common Stock, $30.05 par value, 10,000 shares issued and outstanding, respectively	300,500
Additional paid-in-capital	437,701
Accumulated deficit	(1,397,720)
Total liabilities and stockholders’ deficit	$262,435

The following is the accounts included in the Company’s accompanying balance sheet dated March 31, 2021 as a result of the acquisition:

Balance Sheet
Accounts receivable	$33,717
Website Development (Ooh La Lemin)	12,201
Goodwill	1,275,938
Total Assets	$1,321,856
Accounts payable and accrued liabilities	$956
Loan on Acquisition	650,000
Due to merger payments	400,000
Common stock, $.00001 par value, 9,000,000 shares issued	90
Additional paid-in capital	270,810.00
Total liabilities and stockholders’ deficit	$1,321,856